UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2019 (November 19, 2019)

BIOSPECIFICS TECHNOLOGIES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34236	11-3054851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Wilbur Street Lynbrook, NY		11563
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 516.593.7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001	BSTC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “Company” refer to BioSpecifics Technologies Corp.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As disclosed in Item 5.02 of the Current Report on Form 8-K filed by the Company on October 10, 2019, the Company’s Board of Directors (the “Board”) appointed J. Kevin Buchi as Chief Executive Officer of the Company and to the Board, effective as of October 8, 2019.

On November 19, 2019, the Company received a deficiency letter (the “Nasdaq Letter”) from the Nasdaq Listing Qualifications Department (the “Staff”) notifying the Company that, as a result of Mr. Buchi’s appointment, the Company is not in compliance with Nasdaq Listing Rule 5605(b)(1), which requires the Board to consist of a majority of independent directors (the “Majority Independent Board Requirement”). Pursuant to the Nasdaq Letter, the Company has 45 calendar days to submit a plan to regain compliance; if the plan is accepted, the Staff may grant an extension of up to 180 calendar days from the date of the Nasdaq Letter to provide evidence of compliance with the Majority Independent Board Requirement.

Prior to and since receiving the Nasdaq Letter, the Board has been actively recruiting director candidates that meet the applicable independence requirements with the assistance of a search firm. The Company intends to continue this process to add an additional independent director to the Board in order to regain compliance on a timely basis in accordance with the Nasdaq Listing Rules as soon as practicable.

Neither the Nasdaq Letter nor the Company’s noncompliance with the Majority Independent Board Requirement have an immediate effect on the listing or trading of the Company’s common stock, which will continue to trade on The Nasdaq Global Market under the symbol “BSTC.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioSpecifics Technologies Corp.

By:	/s/ Carl A. Valenstein
Carl A. Valenstein
Corporate Secretary

Dated: November 21, 2019